FINANCIAL RISK MANAGEMENT - Capital Structure (Details) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Financial Instruments [Abstract]
Non-recourse borrowings	$ 4,577	$ 3,556
Cash and cash equivalents	(445)	(469)
Net debt	4,132	3,087
Exchangeable and class B shares	3,426	4,466
Loans payable to Brookfield Infrastructure	26	131
Total equity	(361)	(1,424)	$ (572)	$ 3,277
Total capital and net debt	$ 7,223	$ 6,260
Net debt to capitalization ratio	57.00%	49.00%